UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2013

REAL ESTATE ASSOCIATES LIMITED VII

(Exact name of registrant as specified in its charter)

California	0-13810	95-3290316
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

80 International Drive

Greenville, South Carolina 29615

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Real Estate Associates Limited VII, a California limited partnership (the “Registrant”), holds a 99.9% general partner interest in Real Estate Associates IV (“REA IV”), which, in turn, holds a 99% limited partnership interest in Bluewater Limited Dividend Housing Association, a Michigan limited partnership (“Bluewater”). Bluewater owns a 116-unit apartment complex located in Port Huron, Michigan. On May 6, 2013, REA IV entered into an Assignment and Assumption Agreement (the “Agreement”) by and among REA IV, as Assignor, Joel I. Ferguson and AMG-MGT, LLC (“AMG”), a Michigan limited liability company as Assignees (collectively, the “Assignees”), and AMG and Bluewater Corporation, a Michigan corporation, as general partners of Bluewater (collectively, the “General Partners”), pursuant to which REA IV transferred the Bluewater limited partnership interests held by it to the Assignees in exchange for the cancellation by the Assignees of two non-recourse promissory notes, each in the principal amount of $460,000, previously issued by REA IV to the Assignees. The Registrant’s investment balance in Bluewater was zero at December 31, 2012.

The foregoing description is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this report.

Item 2.01  Completion of Acquisition or Disposition of Assets

Pursuant to the terms of the Agreement, on May 6, 2013, REA IV assigned its limited partnership interest in Bluewater to the Assignees effective as of May 6, 2013. The Registrant did not receive any proceeds from the sale.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

10.1  Assignment and Assumption Agreement by and between Real Estate Associates IV, a California general partnership, Joel I. Ferguson, AMG-MGT, LLC, a Michigan limited liability company, and AMG-MGT, LLC and Bluewater Corporation, a Michigan corporation, dated May 6, 2013.

The agreements included as an exhibit to this Form 8-K contain representations and warranties by each of the parties to the applicable agreement. The representations and warranties in the applicable agreement have been made solely for the benefit of the other parties to the applicable agreement and:

•        in all instances should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•        have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•        may apply standards of materiality in a way that is different from what may be viewed as material to an investor; and

•        were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, the representations and warranties in the applicable agreement may not describe the actual state of affairs as of the date they were made or at any other time. The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading. Additional information about the Registrant may be found elsewhere in this Form 8-K and the Registrant’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL ESTATE ASSOCIATES LIMITED VII

By:  National Partnership Investments, LLC

General Partner

By:  /s/Brian Flaherty

Brian Flaherty

Senior Managing Director

Date: May 8, 2013